Intellectual Property	12 Months Ended
Dec. 31, 2017
Intellectual Property
INTELLECTUAL PROPERTY

5. INTELLECTUAL PROPERTY

In January 2017, the Company purchased a website and two domain names including the intellectual property. In March 2017, the Company purchased two additional domain names. The Company has purchased a website and domain names for a total purchase price of $17,845. Amortization expense for the year ended December 31, 2017 totaled $5,614 compared to $0 for the year ended December 31, 2016. As of December 31, 2017, the domain names were written off in the amount of $12,231.

In September 2017, the Company entered into and closed an asset purchase agreement (the “Asset Purchase Agreement”) with The Vantage Group Ltd., a significant shareholder (“Vantage”). Pursuant to the Asset Purchase Agreement, the Company purchased from Vantage a software application referred to as Dino Might and related intellectual property. As consideration for the purchase, the Company issued to Vantage 7,000 shares of newly created Series C Preferred Stock, valued at $820,451, and granted to Vantage a revenue sharing interest in the Dino Might asset pursuant to which the Company agreed to pay to Vantage, for the Company’s 2017 fiscal year and the following nine years, 30% of the revenue generated by the Dino Might asset. The Company has recognized an impairment loss of $818,472, on the transaction based on the future discounted cash flows over the next three years.

Intellectual property is stated at cost. When retired or otherwise disposed, the related carrying value and accumulated amortization are removed from the respective accounts and the net difference less any amount realized from disposition, is reflected in earnings. Minor additions and renewals are expensed in the year incurred. The properties will be depreciated over their estimated useful lives being 3 years.